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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 1999
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                        Global Diamond Resources, Inc.
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            (Exact name of registrant as specified in its charter)

     Nevada                            0-21635               33-0213535
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)

          836 Prospect Street, Suite 2B
          San Diego, California                                   92037
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          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:    (619) 459-1928
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         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

      Not Applicable.



Item 2.  Acquisition or Disposition of Assets.

      Not Applicable.

Item 3.  Bankruptcy or Receivership.

      Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

      KPMG LLP was previously the principal accountants for Global Diamond Resources, Inc. On December 1, 1999, that firm resigned. The decision to change accountants was not recommended by the board of directors.

      In connection with the audits of the two fiscal years ended December 31, 1998 and the subsequent interim period through December 1, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

      The audit reports of KPMG LLP on the consolidated financial statements of Global Diamond Resources, Inc. and subsidiaries as of and for the years ended December 31, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

      KPMG LLP's auditors' report on the consolidated financial statements of Global Diamond Resources and subsidiaries as of and for the years ended December 31, 1998 and 1997, contained separate paragraphs stating that: A) "As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for exploration and related costs on unproven properties."
B) "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." A letter from KPMG LLP is attached as Exhibit 16.1.

Item 5.  Other Events.

      Not applicable.

Item 6.  Resignations of Registrant's Directors.
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      Not applicable.

Item 7.  Financial Statements and Exhibits.

      Exhibits.
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          16.1  Letter from KPMG LLP on Changes in Certifying Accountant

Item 8.  Change in Fiscal Year.

      Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

      Not applicable.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Global Diamond Resources, Inc.
                                        (Registrant)

Date:  February 28, 2000      By:/s/   Johann de Villiers
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                                       Johann de Villiers, President